UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                April 27, 2016

ITRONICS INC.

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                                                                                                        Texas                                                              33-18582                                      75-2198369

                                                                                    (State or other jurisdiction                                             (Commission File                                  (IRS Employer

                                                                                                of incorporation)                                                      Number)                                      Identification No.)

6490 So. McCarran Boulevard, Building C, Suite 23 Reno, Nevada               89509

                (Address of Principal Executive Offices)                                       Zip Code

Registrant’s telephone number, including area code: (775) 689-7696

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01: Other Events

As of March 31, 2016 the Company had 11,650,296 common shares issued and outstanding, compared to the same as of December 31, 2015.

Based on the volume weighted average stock price for the 15 trading days prior to March 31, 2016, the Company’s market cap is $3,161,191.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITRONICS INC.

(Registrant)

Date: April 27, 2016                                                                                                                                                          By: /S/ John W. Whitney

                                                                                                                                                                                                John W. Whitney

                                                                                                                                                                                                President, Treasurer and Director

                                                                                                                                                                                                (Principal Executive and Financial

                                                                                                                                                                                                Officer)